UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 20, 2025
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street, Suite 600
Tempe, Arizona 85288
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition

On February 20, 2025, First Solar issued a press release announcing the final sale amount of Section 45X Advanced Manufacturing Production tax credits generated by the production and sale of solar modules in the United States in 2024, which transaction was previously announced on December 11, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of First Solar, Inc. dated February 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: February 20, 2025	By:	/s/ JASON DYMBORT
	Name:	Jason Dymbort
	Title:	General Counsel & Secretary

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